EXHIBIT  10(nn)

                               TRUST AGREEMENT


         THIS TRUST AGREEMENT is effective as of the first day of January 1, 1998, by and between DATA GENERAL CORPORATION, a Delaware corporation (the
"Employer"), and T. ROWE PRICE TRUST COMPANY, a Maryland corporation (the "Trustee").

                          W I T N E S S E T H  T H A T:

         WHEREAS, the Employer has established the DATA GENERAL CORPORATION DEFERRED COMPENSATION PLAN (the "Plan") to provide deferred compensation benefits for a select group of its management or highly compensated employees;

         WHEREAS, the Trustee agrees to the terms and conditions of this Trust Agreement;

         NOW  THEREFORE,   in  consideration  of  the  mutual  covenants  herein
contained, the Employer and the Trustee declare and agree as follows:

SECTION 1.        Establishment and Title of the Trust.

         Employer hereby establishes with the Trustee a trust to be known as the Data General Corporation Deferred Compensation Trust (the "Trust"), to accept such sums of money and other property acceptable to the Trustee as from time to time shall be paid or delivered to the Trustee. All such money and other property, all investments and reinvestments made therewith or proceeds thereof and all earnings and profits thereon, less all payments and charges as authorized herein, are hereinafter referred to as the "Trust Fund". The Trust Fund shall be held by the Trustee in trust and shall be dealt with in accordance with the provisions of this Trust Agreement. The Trust Fund shall be held for the exclusive purpose of providing payments to participants and beneficiaries of the Plan (collectively referred to as the "Trust Beneficiaries") and defraying reasonable expenses of administration in accordance with the provisions of this Trust Agreement until all such payments required by this Trust Agreement have been made; provided, however, that the Trust Fund shall at all times be subject to the claims of the general creditors of Employer as and to the extent set forth in Section 9 of this Trust Agreement. The Trust hereby established shall be irrevocable.

SECTION 2.        Acceptance by the Trustee.

         The Trustee accepts the Trust established under this Trust Agreement on the terms and subject to the provisions set forth herein, and it agrees to discharge and perform fully and faithfully all of the duties and obligations imposed upon it under this Trust Agreement.

SECTION 3.        Limitation on Use of Funds.


         No part of the corpus of the Trust Fund shall be recoverable by Employer or used for any purpose other than for the exclusive purpose of providing payments to Trust Beneficiaries in accordance with the provisions of the Plan and defraying reasonable expenses of administration in accordance with the provisions of this Trust Agreement until all such payments required by this Trust Agreement have been made; provided, however, that (i) nothing in this
Section 3 shall be deemed to limit or otherwise prevent the payment from the Trust Fund of expenses and other charges as provided in Sections 5.1(i), 11.1 and 11.2 of this Trust Agreement or the application of the Trust Fund as provided in Section 6.3 of this Trust Agreement and (ii) the Trust Fund shall be subject to the claims of the general creditors of Employer as and to the extent set forth in Section 9 of this Trust Agreement.

SECTION 4.        Duties and Powers of the Trustee with Respect to Investments.

         4.1 The Trustee shall invest and reinvest the principal and income of the Trust Fund and keep the Trust Fund invested, without distinction between principal and income, in such investments as directed by the Employer or its designee, as the same may be modified from time to time by the Employer, or duly authorized representatives thereof. The Trustee shall have no duty to question any action or direction of the Employer or any failure to give directions, or to make any suggestion to the Employer as to the investment or reinvestment of, or the disposition of, such assets.

         4.2 Notwithstanding any provisions of this Trust Agreement to the contrary, the Employer shall not direct the Trustee to invest any portion of the Trust Fund in any obligation or other security issued by Employer.

SECTION 5.        Additional Powers and Duties of the Trustee.

         5.1 Subject to the provisions of Section 4, the Trustee shall have the following powers and authority with respect to property constituting a part of the Trust Fund:

                  (a) To receive and hold all contributions paid to it by the Employer; provided however, that the Trustee shall have no duty to require any contributions to be made, or to determine that any of the contributions received comply with the conditions and limitations of the Plan.

                  (b) At the direction of the Employer, to sell, exchange or transfer any property at public or private sale for cash or on credit and grant options for the purchase or exchange thereof, including call options for property held in the Trust Fund and put options for the purchase of property.

                  (c) To participate in any plan of reorganization, consolidation, merger, combination, liquidation or other similar plan relating to any such property, and at the direction of the Employer, to consent to or oppose any such plan or any action thereunder, or any contract, lease, mortgage, purchase, sale or other action by any corporation or other entity.

                  (d) To deposit any such property with any protective, reorganization or similar committee and to pay part of the expenses and compensation of any such committee and any assessments levied with respect to any property so deposited.

                  (e) At the direction of the Employer, to exercise any conversion privilege or subscription right available in connection with any such property; to oppose or to consent to the reorganization, consolidation, merger or readjustment of the finances of any corporation, company or association, or to the sale, mortgage, pledge or lease of the property of any corporation, company or association any of the securities of which may at any time be held in the Trust Fund and to do any act with reference thereto, including the exercise of options, the making of agreements or subscriptions and the payment of expenses, assessments or subscriptions, which may be deemed necessary or advisable in connection therewith, and to hold and retain any securities or other property which it may so acquire.

                  (f)  Subject  to its proper  indemnification  as  provided  in
Section 18, to commence or defend suits or legal proceedings and to represent the Trust in all suits or legal proceedings; to settle, comprise or submit to arbitration, any claims, debts or damages, due or owing to or from the Trust.

                  (g) At the direction of the Employer, to exercise any right, including the right to vote or tender, appurtenant to any securities or other such property.

                  (h) At the direction of the Employer, to borrow money from any lender in such amounts and upon such terms and conditions as shall be deemed advisable or proper to carry out the purposes of the Trust and to pledge any securities or other property for the repayment of any such loan.

                  (i) To engage any legal counsel, including counsel to the Employer or counsel to the Trustee, or any other suitable agents, to consult with such counsel, or agents with respect to the construction of this Trust Agreement, the duties of the Trustee hereunder, the transactions contemplated by this Trust Agreement or any act which the Trustee proposes to take or omit, to rely upon the advice of such counsel, or agents, to obtain the prior consent of Client before incurring the costs of such agents and counsel which are to be paid from the Trust and, upon the advance notice to the Employer, to pay its reasonable fees, expenses and compensation out of the Trust Fund, if not paid by the Employer.

                  (j) To register any securities held by it in its own name or in the name of any custodian of such property or of its nominee, including the nominee of any system for the central handling of securities, with or without the addition of words indicating that such securities are held in a fiduciary capacity, to deposit or arrange for the deposit of any such securities with such a system and to hold any securities in bearer form.

                  (k) To make, execute and deliver, as Trustee, any and all deeds, leases, notes, bonds, guarantees, mortgages, conveyances, contracts, waivers, releases or other instruments in writing necessary or proper for the accomplishment of any of the foregoing powers.

                  (l) At the direction of the Employer, to transfer assets of the Trust Fund to a successor trustee as provided in Section 13.4.

                  (m) To exercise, generally, any of the powers which an individual owner might exercise in connection with property either real, personal or mixed held by the Trust Fund, and to do all other acts that the Trustee may deem necessary or proper to carry out any of the powers set forth in this Section 5 or otherwise in the best interests of the Trust Fund.

         5.2 The Trustee shall establish and maintain a separate bookkeeping account in the Trust Fund for each Trust Beneficiary of the Plan. Each Trust Beneficiary's account shall be divided into subaccounts to reflect the particular investment fund or funds in which the account is deemed to be invested pursuant to the Plan (whether or not the account is actually invested in those accounts). The Trustee shall allocate the amount of any contributions to the Trust to such accounts and subaccounts when made, as directed by the Employer at the time of contribution.

SECTION 6.        Payments by the Trustee.

         6.1 The establishment of the Trust and the payment or delivery to the Trustee of money or other property acceptable to the Trustee shall not vest in any Trust Beneficiary any right, title or interest in and to any assets of the Trust.
         6.2 At the direction of the Employer, the Trustee shall make payments out of the Trust Fund to Trust Beneficiaries in such manner and in such amounts as are required under the Plan ("Supplemental Benefits"). The Trustee shall follow the instructions of the Employer with respect to the payment of Supplemental Benefits and shall be fully indemnified therefore by the Employer.

         6.3 Notwithstanding any other provision of this Trust Agreement to the contrary, if at any time the Trust is finally determined by the IRS not to be a "grantor trust," with the result that the income of the Trust Fund is not treated as income of the Employer pursuant to sections 671 through 679 of the Code, or if a federal tax is finally determined by the IRS or is determined by counsel to the Trustee to be payable by the Trust Beneficiaries with respect to the income of the Trust Fund prior to the final distribution of the amounts credited to the accounts of such Trust Beneficiaries, then the Trust shall immediately terminate and the assets of the Trust shall be liquidated and paid to the Trust Beneficiaries to the extent of their account balances or, if the assets are not sufficient to pay the total amount of all of the account balances, pro rata based upon the account balance. Such liquidation and payment shall be made as soon as practicable by the Trustee, regardless of whether any Trust Beneficiary's employment with Employer has terminated and regardless of the form and time of payment specified by a Trust Beneficiary, if any, under the relevant provisions of the Plan. Any remaining assets (less any expenses or costs due under Section 11 of this Trust Agreement) shall then be paid by the Trustee to Employer. If a federal tax is finally determined by the IRS or by counsel to the Trustee to be payable by one or more of the Trust Beneficiaries with respect to less than the entire income of the Trust Fund, then the preceding provision of this Section 6.3 shall apply only with respect to the effected accounts. Any amounts distributed pursuant to this Section 6.3 shall be deemed Supplemental Benefits and shall accordingly reduce the Employer's liability for such benefits under the Plan.

         6.4 Employer shall remain primarily liable to pay Supplemental Benefits payable under the Plan. However, the Employer's liability under the Plan shall be reduced or offset to the extent Supplemental Benefit payments are made from the Trust Fund.

         6.5 Pursuant to instruction by the Employer, The Trustee shall withhold federal and state taxes from each payment under this agreement at the rate(s) designated by the Employer and shall report and pay such amounts to the appropriate federal and state taxing authorities. The Trustee shall rely on Employer instructions and shall have no duty to inquire into the accuracy of such instructions.

SECTION 7.        Limitations on the Payment of Benefits.

         The Trustee shall make payments to Trust Beneficiaries in such amounts and at such times as the Employer may direct the Trustee, subject to the following:

                  (a) The Trustee shall have no responsibility to inquire as to whether a payee is entitled to a Supplemental Benefit, or as to whether any such payment is proper, and shall have no liability for a payment made in good faith without actual notice or knowledge of the changed condition or status of the Trust Beneficiary.

                  (b) If any check for a Supplemental Benefit directed to be made from the Trust has been mailed by the Trustee, by regular United States mail, to the last known address of the Trust Beneficiary and is returned unclaimed, the Trustee shall notify the Employer.

SECTION 8.        Funding of the Trust.

         In accordance with the relevant provisions of the Plan, the Employer may at any time or from time to time make additional contributions to the Trust Fund to augment the principal to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

SECTION 9. Trustee Responsibility Regarding Payments to Trust Beneficiaries When the Employer is Insolvent.

         9.1 The Employer shall have the duty to inform the Trustee in writing if the Employer becomes Insolvent, as hereinafter defined. When so informed, the Trustee shall immediately discontinue payments of Supplemental Benefits to Trust Beneficiaries, and shall hold assets of the Trust Fund for the benefit of Employer's general creditors. The Employer shall be considered "Insolvent" for purposes of this Trust Agreement in the event of (i) written notification of insolvency from the Employer's Chairman of the Board of Directors ("Chairman") and the Chief Executive Officer, such that the Employer is unable to pay its debts as they become due; (ii) the Employer files for bankruptcy under the United States Bankruptcy Code (or any successor federal statute); or (iii) the Employer is placed in bankruptcy by the Employer's creditors. The Trustee shall have no duty to determine whether the Employer is Insolvent or bankrupt and shall only follow the directions of the Chairman and Chief Executive Officer. The Chairman and Chief Executive Officer shall notify the Trustee of the Insolvency of the Employer within three days of receipt of knowledge of such Insolvency. Prior to receipt of written notice that the Employer is Insolvent, in conformity with Section 17.2, the Trustee shall have no duty to inquire whether the Employer is Insolvent. Nothing in this Trust Agreement shall in any way enlarge or diminish the rights of the Trust Beneficiaries in the event the Employer is Insolvent to pursue their rights as general creditors of the Employer with respect to their benefits or otherwise. All assets of the Trust shall be subject to the claims of the general creditors of the Employer but only under circumstances in subsection (i), (ii) or (iii) above.

         9.2 When the Trustee determines that the Employer has filed for bankruptcy, is placed in bankruptcy by the Employer's creditors or the Trustee has received notice of Insolvency from the Chairman and the Chief Executive Officer, the Trustee shall discontinue payments of Supplemental Benefits under the Plan and shall hold for the benefit of the Employer's creditors all cash and other assets in the Trust Fund and shall deliver the assets of the Trust Fund to satisfy the claims of the Employer's creditors as directed by a court of competent jurisdiction.

         9.3 If the Trustee discontinues payments of Supplemental Benefits from the Trust pursuant to Section 9.1 of this Trust Agreement and subsequently resumes such payments, then, unless the Employer directs otherwise, the first payment to each Trust Beneficiary following such discontinuance shall include the aggregate amount of all payments which would have been made to such Trust Beneficiary in accordance with the relevant provisions of the Plan during the period of such discontinuance, less the aggregate amount of payments of Supplemental Benefits made to such Trust Beneficiary by Employer during any such period of discontinuance.

SECTION 10.       Third Parties.

         A third party dealing with the Trustee shall not be required to make inquiry as to the authority of the Trustee to take any action nor be under any obligation to see to the proper application by the Trustee of the proceeds of sale of any property sold by the Trustee or to inquire into the validity or propriety of any act of the Trustee.

SECTION 11.       Taxes, Expenses and Compensation.

         11.1 The Employer shall from time to time pay taxes of any and all kinds whatsoever which at any time are lawfully levied or assessed upon or become payable in respect of the Trust Fund, the income or any property forming a part thereof, or any security transaction pertaining thereto. To the extent that any taxes levied or assessed upon the Trust Fund are not paid by the Employer, the Trustee shall pay such taxes out of the Trust Fund. The Trustee shall if requested by the Employer, or may, in its discretion, contest the validity of taxes in any manner deemed appropriate by the Employer or its counsel, but at the Employer's expense, and only if it has received an indemnity bond or other security satisfactory to it to pay any such expenses. In the alternative, the Employer may itself contest the validity of any such taxes. The Trustee will withhold federal and state income taxes from any payments made to a Trust Beneficiary in accordance Section 6.5 of this Agreement.

         11.2 The Employer shall pay the Trustee such reasonable compensation for its services as may be agreed upon in writing from time to time by Employer and the Trustee. Employer shall also pay the reasonable expenses incurred by the Trustee in the performance of its duties under this Trust Agreement, including but not limited to brokerage commissions and fees of counsel engaged by the Trustee pursuant to Section 5.1(i) of this Trust Agreement. Such compensation and expenses shall be charged against and paid from the Trust Fund, to the extent the Employer does not pay such compensation.

SECTION 12.       Administration and Records.

         12.1 The Trustee shall keep or cause to be kept accurate and detailed accounts of any investments, receipts, disbursements and other transactions hereunder and all necessary and appropriate records required to identify correctly and reflect accurately the respective interests of each Trust Beneficiary, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by any person designated by the Employer. All such accounts, books and records shall be preserved (in original form, or on microfilm, magnetic tape or any other similar process) for such period as the Trustee may determine, but the Trustee may only destroy such accounts, books and records after first notifying the Employer in writing of its intention to do so and transferring to Employer any of such accounts, books and records requested.

         12.2 Within ninety (90) days after the close of each Plan Year (as such term is defined in the Plan), and within ninety (90) days after the removal or resignation of the Trustee or the termination of the Trust, the Trustee shall file with the Employer a written account setting forth all investments, receipts, disbursements and other transactions effected by it during the preceding Plan Year, or during the period from the close of the preceding Plan Year to the date of such removal, resignation or termination, including a description of all investments and securities purchased and sold with the cost or net proceeds of such purchases or sales and showing all cash, securities and other property held at the end of such Plan Year or other period. Upon the expiration of ninety (90) days from the date of filing such annual or other account, the Trustee shall to the maximum extent permitted by applicable law be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account except with respect to any such acts or transactions as to which the Employer shall within such ninety (90) day period file with the Trustee written objections.

         12.3 The Trustee shall from time to time permit an independent public accountant selected by the Employer to have access during ordinary business hours to such records as may be necessary to audit the Trustee's accounts.

         12.4 As of the last day of each calendar quarter, the fair market value of the assets held in the Trust Fund shall be determined. Within ten (10) business days after the close of each calendar quarter, the Trustee shall file with the Employer the written report of the determination of such fair market value of the assets held in the Trust Fund.

         12.5 Nothing contained in this Trust Agreement shall be construed as depriving the Trustee or Employer of the right to have a judicial settlement of the Trustee's accounts, and upon any proceeding for a judicial settlement of the Trustee's accounts or for instructions, the only necessary parties thereto in addition to the Trustee shall be Employer and the Trust Beneficiaries.

         12.6 In the event of the removal or resignation of the Trustee, the Trustee shall deliver to the successor trustee all records which shall be required by the successor trustee to enable it to carry out the provisions of this Trust Agreement.

         12.7 In addition to any returns required of the Trustee by law, the Trustee shall prepare and file such tax reports and other returns as the Employer and the Trustee may from time to time agree to in writing.

SECTION 13. Removal or Resignation of the Trustee and Designation of Successor Trustee.

         13.1 At any time the Employer may remove the Trustee with or without cause, upon at least sixty (60) days notice in writing to the Trustee.

         13.2 The  Trustee  may  resign  at  any  time  upon  at least  ninety
(90) days  notice in  writing to the Employer.

         13.3 In the event of such removal or resignation, the Trustee shall duly file with the Employer a written account as provided in Section 12.2 of this Trust Agreement for the period since the last previous annual accounting, listing the investments of the Trust and any uninvested cash balance thereof, and setting forth all receipts, disbursements, distributions and other transactions respecting the Trust not included in any previous account, and if written objections to such account are not filed as provided in Section 12.2, the Trustee shall to the maximum extent permitted by applicable law be forever released and discharged from all liability and accountability with respect to the propriety of its acts and transactions shown in such account.

         13.4 Unless otherwise mutually agreed upon in writing by the Employer and the Trustee, within sixty (60) days after any such notice of removal or resignation of the Trustee, the Employer shall designate a successor trustee qualified to act hereunder. In the event that the Employer fails to designate a successor trustee within sixty (60) days after the Trustee's resignation or removal, the Trustee shall have the right to apply to a court of competent jurisdiction for the appointment of such successor and for the determination of any question of construction or instruction. Each such successor trustee, during such period as it shall act as such, shall have the powers and duties herein conferred upon the Trustee, and the word "Trustee" wherever used herein, except where the context otherwise requires, shall be deemed to include any successor trustee. Upon designation of a successor trustee and delivery to the resigned or removed Trustee of written acceptance by the successor trustee of such designation, such resigned or removed Trustee shall promptly assign, transfer, deliver and pay over to such Trustee, in conformity with the requirements of applicable law, the funds and properties in its control or possession then constituting the Trust Funds.

SECTION 14.       Termination and Suspension.

         The Trust shall terminate when all payments, which have or may become payable pursuant to the terms of the Trust, have been made or the Trust Fund has been exhausted, and all remaining assets shall then be paid by the Trustee to Employer.

SECTION 15.       Amendments.

         15.1 The Employer may from time to time amend or modify, in whole or in part, any or all of the provisions of this Trust Agreement provided, however, that no amendment may increase the duties of the Trustee or reduce the amount payable to a Trust Beneficiary without the Trustee's or such Trust Beneficiaries consent. Provided further that no such amendment shall be permitted if it would cause the Trust to cease to constitute a grantor trust as described in Section
6.3 of this Trust Agreement. No amendment may have the affect of remaking the Trust.

         15.2 The Employer and the Trustee shall execute such supplements to, or amendments of, this Trust Agreement as shall be necessary to give effect to any such amendment or modification.

         15.3 The Employer shall furnish the Trustee with a copy of all amendments to the Plan prior to their adoption.

SECTION 16.       Nonalienation.

         Except insofar as applicable law may otherwise require and subject to Sections 1, 3 and 8 of this Trust Agreement, (i) no amount payable to or in respect of any Trust Beneficiary at any time under the Trust shall be subject to any manner of alienation by anticipation, sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, and any attempt to so alienate, sell, transfer, assign, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void; and (ii) the Trust Fund shall in no manner be liable for or subject to the debts or liabilities of any Trust Beneficiary.

SECTION 17.       Communications.

         17.1 Communications to the Employer shall be addressed to the Employer at 4400 Computer Drive, Westboro, MA 01580 Attn: General Counsel; provided, however, that upon the Employer's written request, such communications shall be sent to such other address as the Employer may specify.

         17.2 Communications to the Trustee shall be addressed to T. Rowe Price Trust Company at 100 East Pratt Street, Baltimore, Maryland 21202; Attention Legal Department; provided, however, that upon the Trustee's written request, such communications shall be sent to such other address as the Trustee may specify.

         17.3 No communication shall be binding on the Trustee until it is received by the Trustee, and no communication shall be binding on the Employer until it is received by the Employer.

         17.4 Any action of the Employer pursuant to this Trust Agreement, including all orders, requests, directions, instructions, approvals and objections of the Employer to the Trustee, shall be in writing, signed on behalf of the Employer by any duly authorized officer of the Employer. Any communication by a Trust Beneficiary with the Trustee must be in writing in order to have effect. The Trustee may rely on, and will be fully protected with respect to, any such action taken or omitted in reliance on any information, order, request, direction, instruction, approval, objection, or list delivered to the Trustee by the Employer.

SECTION 18.       Indemnification.

         The Employer shall indemnify and save the Trustee (including its affiliates, representatives, agents and employees) harmless from and against any liability, cost or other expense, including, but not limited to, the payment of reasonable attorneys' fees that the Trustee may incur in connection with this Trust Agreement or the Plan unless such liability, cost or other expense (whether direct or indirect) arises from the Trustee's own willful misconduct or gross negligence. The Employer recognizes that a burden of litigation may be imposed upon the Trustee as a result of some act or transaction for which it has no responsibility or over which it has no control under this Trust Agreement. Therefore, the Employer agrees to indemnify and hold harmless and, if requested, defend the Trustee (including its affiliates, representatives and agents) from any expenses (including reasonable counsel fees, liabilities, claims, damages, actions, suits or other charges) necessarily incurred by the Trustee in prosecuting or defending against any such litigation. Trustee agrees that the Employer may select and employ the Employer's counsel and Trustee will fully cooperate in any defense. If the Employer fails to select counsel in a timely fashion or if Employer selects counsel that is unacceptable to the Trustee, the Trustee may employ counsel of its choice at the Employer's expense with indemnification for any fees or expenses of such counsel from the Employer. The Trustee shall not, except at its own expense, settle any such litigation without the approval of the Employer.

         Except as provided herein, the Trustee shall reimburse, indemnify and hold harmless Employer from any liability, loss, damage or expense (including reasonable attorneys' fees and costs) arising as a result of a claim of any kind which arises from a breach of any duties, obligations or responsibilities of the Trustee, or its agents, under this Agreement unless such liability, cost or other expense (whether direct or indirect) arises from the Employer's own wilfull misconduct or gross negligence; provided, however, that in the event of such a claim, Employer shall cooperate with the Trustee and shall not, except at its own expense, voluntarily make any payment, assume any liability or incur any expense. Notwithstanding the foregoing, the Trustee shall not reimburse, indemnify or hold harmless Employer from any such liability, loss, damage or expense arising from any occurrence commonly known as force majeure, including, but not limited to, fire, flood, acts of God, war, riot, acts of any regulated telephone network, strikes or other acts of workmen (whether of the Trustee or others), accidents, acts of terrorism, revolution or any other events or circumstances beyond the reasonable control of the Trustee which prevent the Trustee from performing its duties under this Agreement.

SECTION 19.       Miscellaneous Provisions.

         19.1 Successors and Assigns. This Trust Agreement shall be binding upon and inure to the benefit of the Employer and the Trustee and their respective successors and assigns.

         19.2 No Assumption of Duties. The Trustee assumes no obligation or responsibility with respect to any action required by this Trust Agreement on the part of the Employer.

         19.3 Headings. Titles to the Sections as well as all headings and subheadings of this Trust Agreement are included for convenience only and shall not control the meaning or interpretation of any provision of this Trust Agreement.

         19.4 Conflict with Plan. In the event of any conflict between the provisions of the Plan document and this Trust Agreement, the provisions of this Trust Agreement shall prevail.

         19.5 Construction. Whenever used in this Trust Agreement, unless the context indicates otherwise, the singular shall include the plural, the plural shall include the singular, and the male gender shall include the female gender.

         19.6 Severability. If any provision of this Trust Agreement is held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision, and this Agreement shall be construed and enforced as if such provision had not been included.

         19.7 Law to Govern. This Trust Agreement and the Trust established hereunder shall be governed by and construed, enforced and administered in accordance with the laws of the State of Maryland and the Trustee shall be liable to account only in the courts of the State of Maryland.

         19.8 Counterparts. This Trust Agreement may be executed in any number of counterparts, each of which shall be deemed to be the original although the others are not produced.

         19.9 Trustee as Successor Trustee. If the Trustee is acting as a successor trustee with respect to the Trust, the Employer shall indemnify the Trustee against all liabilities with respect to the Trust arising prior to the appointment of the Trustee and its acceptance thereof.

         19.10 Plan Amendments. Nothing in this Trust Agreement shall cause the Plan to become irrevocable, and the Employer retains the sole discretion to modify, amend or terminate the Plan at any time.

         19.11 ERISA. It is not the intention to this Trust to cause the Plan to be treated as a funded plan for purposes of the Employee Retirement Income Security Act of 1974 ("ERISA"). This Trust is not intended to be subject to Part 4 of Title I of ERISA.

         19.12 Effective Date. This Agreement shall be effective as of the date of transfer to T. Rowe Trust Company of the assets which are to be held in trust pursuant to this Agreement but in any event no earlier than January 1, 1998.


         IN WITNESS WHEREOF, this Trust Agreement has been duly executed by the parties hereto on the 2nd day of January , 1998.
                      ___        ________  ____

Attest:                                     DATA GENERAL CORPORATION


/s/ Suzanne Paul                    By:   /s/ Robert C. McBride
_________________________              ______________________________________


Attest:                                     T. ROWE PRICE TRUST COMPANY

/s/ Patricia Denice                         /s/ David M. Abbey
_________________________           By:     ___________________________________